UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

LOCAL BOUNTI CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40125	98-1584830
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Main St.

Hamilton, MT 59840

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (800) 640-4016

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	LOCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2023, the Board of Directors (the “Board”) of Local Bounti Corporation (the “Company”) appointed Craig Hurlbert as the Chief Executive Officer and principal executive officer of the Company, effective immediately. Mr. Hurlbert’s annual salary is set at $35,568. The other terms of Mr. Hurlbert’s amended and restated employment agreement remain substantially the same as those disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2023 (the “Form 8-K”).

On December 14, 2023, the Company determined that Anna Fabrega’s last day of employment as the Chief Executive Officer of the Company was December 14, 2023. The Company presented Ms. Fabrega with a separation agreement with the severance benefits specified in her employment agreement dated as of June 5, 2023, and offer letter dated as of April 19, 2023, and a general release of claims, which she has 45 days to accept, if at all. The terms of Ms. Fabrega’s employment agreement, including severance benefits, are as set forth in the Form 8-K. The form of separation agreement presented to Ms. Fabrega is attached hereto as Exhibit 10.1.

Item 7.01.	Regulation FD Disclosure.

On December 15, 2023, the Company issued a press release announcing the events described in Item 5.02 above. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Separation and Release Agreement

99.1	Press Release, dated December 15, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2023	Local Bounti Corporation

	By:	/s/ Kathleen Valiasek
	Name:	Kathleen Valiasek
	Title:	Chief Financial Officer